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                      SECURITIES AND EXCHANGE COMMISSION

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934 (Amendment No.       )

                              -------------------

[X]    Filed by the Registrant
[ ]    Filed by a Party other than the Registrant

Check the Appropriate Box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              -------------------

                              foreignTV.com, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

                              -------------------

Payment of Filing Fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

            ____________________________________________________________

       2)   Aggregate number of securities to which transaction applies:

            ____________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            ____________________________________________________________

       4)   Proposed maximum aggregate value of transaction:

            ____________________________________________________________

       5)   Total fee paid:
                           _____________________________________________

[ ]    Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:
                                   ______________________________________
       2)   Form, Schedule or Registration Statement No.:
                                                         ________________
       3)   Filing Party:
                         ________________________________________________
       4)   Date Filed:
                       __________________________________________________


                              -------------------

                       Copies of all communications to:

                             IRA I. ROXLAND, Esq.
                Cooperman Levitt Winikoff Lester & Newman, P.C.
                               800 Third Avenue
                           New York, New York  10022
                                (212) 688-7000

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

                           LOGO OF foreignTV.com,Inc.

                              foreignTV.com, Inc.
                                120 Fifth Avenue
                            New York, New York 10011

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 28, 1999

                               ----------------

To the Stockholders of
 foreignTV.com, Inc.,

   NOTICE IS GIVEN that a special meeting of stockholders of foreignTV.com, Inc., a Delaware corporation, will be held at 800 Third Avenue, 30th Floor, New York, New York 10022, on Tuesday, December 28, 1999 at the hour of 10:00 a.m., for the following purposes:

     (1) To consider and vote upon a proposal to amend the Company's certificate of incorporation to change the Company's name to "Medium4.com, Inc."

     (2) To transact such other business as may properly come before the meeting.

   Only stockholders of record at the close of business on November 29, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          Marc D. Leve
                                          Vice President--Legal Affairs,
                                          General Counsel and Secretary

New York, New York
November 30, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                              foreignTV.com, Inc.
                                120 Fifth Avenue
                            New York, New York 10011

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                  INTRODUCTION

   This Proxy Statement is being mailed on or about November 30, 1999 to all stockholders of record of the Company at the close of business on November 29, 1999 in connection with the solicitation by the board of directors of proxies for a special meeting of stockholders to be held at 800 Third Avenue, 30th Floor, New York, New York 10022, on Tuesday, December 28, 1999.

Solicitation of Proxies

   Proxies will be solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by the Company. The Company has also arranged for reimbursement, at customary rates, of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. Proxies may also be solicited by directors, officers and employees of the Company, but such persons will not be specifically compensated for such services.

   All proxies properly executed and received by the persons designated as proxy will be voted on all matters presented at the meeting in accordance with the specific instructions of the person executing such proxy or, in the absence of specified instructions, will be voted in favor of the proposal to amend the Company's certificate of incorporation to change the Company's name to "Medium4.com, Inc."

   The board does not know of any other matter that may be brought before the meeting but, in the event that any other matter should come before the meeting, the persons named as proxy will have authority to vote all proxies not marked to the contrary in their discretion as they deem advisable.

Manner of Voting

   Stockholders may vote their proxies by mail. Stockholders who hold their shares through a bank or broker can also vote via the Internet if this option is offered by the bank or broker. Any stockholder may revoke his proxy, whether he votes by mail or the Internet, at any time before the meeting by written notice to such effect received by the Company at the address set forth above, attn: corporate secretary, by delivery of a subsequently dated proxy or by attending the meeting and voting in person.

Vote Required

   The total number of shares of the Company's common stock outstanding as of the record date was 9,978,433. The common stock is the only class of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on the record date will be entitled to vote. A majority of the shares of common stock outstanding and entitled to vote, or 4,989,217 shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, the affirmative vote of a majority of all outstanding shares of common stock is required to pass upon the proposal to change the Company's name by means of an amendment to the Company's certificate of incorporation.

Abstentions and Nonvotes

   Abstentions will be counted in tabulations of the votes cast on each proposal presented at the meeting, whereas broker nonvotes will not be counted for purposes of determining whether a proposal has been approved. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

   A list of stockholders entitled to vote at the meeting will be available at the Company's offices, 120 Fifth Avenue, New York, New York, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

                            PROPOSED CHANGE OF NAME

Introduction

   On November 17, 1999, the board unanimously approved a proposal that the Company change its name to "Medium4.com, Inc." The name change, if approved, will be effected on or about January 1, 2000 by means of an amendment to the Company's certificate of incorporation.

Reason for Name Change

   Upon the Company's formation in November 1998, the board believed that the Company's current name was descriptive of the Company's then proposed business, being the development of a number of Internet-related web sites, commonly called a network, utilizing geographic location-specific site addresses, to offer original programming, in English, about local events, news, politics, entertainment, business and culture.

   Since the completion of the Company's initial public offering of equity securities in June 1999, the Company has expanded its proposed operations beyond a single network and anticipates that, prior to the close of 1999, it will have established at least three discrete Internet networks, each offering niche market streaming video content upon its own cluster of web channels. Consequently, the board believes that the Company's current name is unduly restrictive and no longer descriptive of either the Company's present or proposed business operations.

   In order to retain the benefit of goodwill and recognition that the Company has already generated, the board intends to continue to use the name "foreignTV.com" in connection with certain of the Company's business operations.

Vote Required; Board Recommendation

   Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of common stock.

   Jonathan Braun and I. William Lane, each a director and a principal stockholder of the Company, and collectively owning 56.11% of the Company's issued and outstanding shares of common stock, have advised the board of their intention to vote for this proposal. Consequently, approval of this proposal is a virtual certainty.

          THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                             PRINCIPAL STOCKHOLDERS

   The following table sets forth the number and percentage of outstanding shares of the Company's common stock that were owned as of November 29, 1999, based on information obtained from the persons named below, by

  . each person known by the Company to be the owner of more than 5% of the outstanding shares.

  .  each director and executive officer.

  .  all executive officers and directors as a group.

                                                 Number of Shares
                                                 Of Common Stock  Percentage of
Name and Address                                   Beneficially    Outstanding
Beneficial Owner                                    Owned (1)     Shares Owned
----------------                                 ---------------- -------------
Jonathan Braun..................................    3,000,000         30.06%
 24 Holly Hill Lane
 Katonah, NY 10536


I. William Lane.................................    2,599,000         26.05%
 80 Woodland Avenue
 Short Hills, NJ 07078


Albert T. Primo.................................      850,000          8.52%
 182 Sound Beach Avenue
 Old Greenwich, CT 06870


Bruno Finel.....................................      600,000          6.01%
 5, rue du Boccador
 Paris 75008 France


Elorian C. Landers..............................      500,000          5.01%
 9307 West Sam Houston Parkway
 Houston, TX 77099


Marc D. Leve....................................      200,000          2.00%
 264 Lexington Avenue
 New York, NY 10016


Graham Cannon...................................       17,000(2)        (3)%
 555 Main Street
 New York, NY 10044


Harold I. Berliner..............................       10,000(2)        (3)%
 36 Cross Holly Road
 Hartsdale, NY 10530


All executive officers as a group (8 persons)...    7,776,000         77.93%

--------
(1) Includes shares underlying currently exercisable options as well as options which will become exercisable within 60 days of the record date. Unless otherwise noted, all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.
(2)  Represents shares underlying options.
(3)  Denotes less than 1%.

                                 OTHER BUSINESS

   The board does not intend to bring any other business before the meeting and it is not aware that anyone else intends to do so. If any other business comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote as proxies in accordance with their best judgment.

   PLEASE EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY. You may later revoke the proxy and, if you are able to attend the meeting, you may vote your shares in person.

                                          Marc D. Leve
                                          Vice President--Legal Affairs,
                                           General Counsel and Secretary
                              foreignTV.com, Inc.
                               120 Fifth Avenue
                           New York, New York 10011


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Jonathan Braun and Albert T. Primo as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them, and each of them, to represent and vote, as designated on the reverse side hereof, all the shares of Common Stock of foreignTV.com, Inc. (the "Company") held of record by the undersigned on November 29, 1999, at the Special Meeting of Stockholders to be held on Tuesday, December 28, 1999 or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                        (To Be Signed on Reverse Side)

1. To consider and vote upon a proposal to amend the Company's certificate of incorporation to change the Company's name to "Medium4.com, Inc."

     FOR [ ]                  AGAINST [ ]                 ABSTAIN [ ]

2.   To transact such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                                   --------------------------------
                                   Signature


                                   Date: __________________________


                                   --------------------------------
                                   Signature, if held jointly

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.